Exhibit 99.1

Citius Pharmaceuticals Announces Key Management Realignment to Support Commercialization of Two Late-Stage Product Candidates

Leonard Mazur named Chairman of the Board of Directors and CEO of Citius

Citius co-founder, Myron Holubiak to transition from President & CEO to Executive Vice Chairman of the Board of Directors to build commercial capabilities, effective May 1, 2022

Jaime Bartushak, Chief Financial Officer, to assume additional responsibilities as Chief Business Officer

Commercial capabilities strengthened with addition of Michael McGuire as VP, Program Leader for Anti-Infectives

CRANFORD, N.J., April 13, 2022 – Citius Pharmaceuticals, Inc. (“Citius” or the “Company”) (Nasdaq: CTXR), a late-stage biopharmaceutical company dedicated to the development and commercialization of first-in-class critical care products with a focus on oncology, anti-infective products in adjunct cancer care, unique prescription products, and stem cell therapies, today announced that the Board of Directors has approved key management changes to strengthen the Company’s commercial capabilities as its two late Phase 3 programs for I/ONTAK (E7777) and Mino-Lok® near completion. The organizational alignment will enable Citius to focus its resources on advancing both of these near-term opportunities and will be effective as of May 1, 2022.

The Board of Directors has appointed Mr. Holubiak to the newly created position of Executive Vice Chairman with responsibility for building the Citius commercial team and guiding the anticipated product launches of the Company’s first commercial products. Mr. Holubiak will drive the overall commercial strategy in support of the Citius pipeline. The near-term focus will be on the successful launch of I/ONTAK for the systemic treatment of cutaneous T-cell lymphoma (CTCL), which recently released topline results from its Phase 3 trial, and Mino-Lok® which is expected to complete Phase 3 trial enrollment later this year. Leonard Mazur, Citius co-founder and Executive Chairman has been named as CEO and Chairman by the Board of Directors. Additionally, in recognition of the incremental needs of a growing Citius team, Chief Financial Officer Jaime Bartushak will assume additional responsibilities as Chief Business Officer.

“Myron and I co-founded Leonard Meron Biosciences, which ultimately merged with Citius, to bring life-altering therapies to patients in need. He continues to be an outstanding partner and dedicated CEO who, together with me, has driven continued growth in Citius including leading the expansion of our portfolio to five active programs, taking the company public and successfully raising capital to advance our strategy. With a planned BLA submission for I/ONTAK later this year, along with the expected completion of enrollment in the Mino-Lok® trial in 2022, now is the ideal time to reposition the organization to take full advantage of our in-house expertise. We intend to leverage the momentum in our programs to focus on developing robust marketing, sales and distribution capabilities to support successful market entry for the assets in our pipeline. Myron will direct our efforts to build a world-class commercial team as Executive Vice Chairman of the Board,” stated Leonard Mazur, Executive Chairman of Citius.

Mr. Holubiak is uniquely experienced to drive the commercialization strategy for Citius. While President of Roche Laboratories, he led the organization in successfully launching important oncology and antibiotic products including Xeloda® for the treatment of breast and colorectal cancer, and Rocephin®, the most successful injectable cephalosporin antibiotic at the time.

Jamie Bartushak, Citius’ Chief Financial Officer, will assume additional operational responsibilities in his expanded role as Chief Business Officer. He will oversee all aspects of finance, business development and operations at the Company.

In order to efficiently bring the Company's products to market, Michael McGuire will join Citius as VP, Program Leader for Anti-Infectives effective May 1, 2022. Mr. McGuire will work closely with Mr. Holubiak and the rest of the Citius team to leverage his broad pharmaceutical experience and network.

“With two pipeline programs in final development, our commercial activities targeted at key cancer centers in the U.S. will begin to accelerate. Our recently released topline data for I/ONTAK positions us to potentially be in the market in 2023. And, as the COVID pandemic abates, we expect continued pickup in the Mino-Lok® trial recruitment with anticipated enrollment completion this year. This positions us for potential Mino-Lok® regulatory submissions in 2023. In my new role as Executive Vice Chairman, I look forward to continuing to work closely with the entire Citius team to prepare for the successful commercial launches of each of our products, beginning with I/ONTAK and Mino-Lok®,” added Myron Holubiak, Chief Executive Officer of Citius.

About Michael McGuire, VP, Program Leader for Anti-Infectives

Michael McGuire has extensive business leadership experience within the pharmaceutical industry, including P&L management, strategic planning, marketing, and new product development. While at Roche Laboratories, Michael led the Tamiflu® franchise to become the first billion-dollar product for Roche in the United States, and designed an award-winning direct-to-consumer (DTC) Tamiflu educational campaign that raised consumer awareness by 65%.

Most recently, Mr. McGuire was Senior Vice President Commercial, Government Affairs, and Customer Engagement at Melinta Therapeutics. In this role, he called on members of the House and Senate and met with representatives from the Centers for Medicare and Medicaid Services (CMS) and the Biomedical Advanced Research and Development Authority (BARDA) to develop support for the DISARM Act that would change the reimbursement landscape for anti-infectives. Additionally, he integrated three commercial organizations (Melinta, Cempra, and The Medicines Company) while launching two new anti-infective drugs.

Prior to joining Melinta, Michael served as Senior Vice President, Global Infectious Disease at The Medicines Company, a developer of hospital products in the anti-infective and cardiovascular therapeutic areas. He managed global commercial operations for an anti-infective portfolio of products, and successfully launched the drug Orbactiv™ in a highly competitive generic and branded marketplace. As a seasoned executive, Mr. McGuire has successfully launched multiple anti-infective products, including a blockbuster drug, built alliances with government agencies, launched consumer awareness programs, and effectively managed commercial organization costs.

Safe Harbor

This press release may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are made based on our expectations and beliefs concerning future events impacting Citius. You can identify these statements by the fact that they use words such as "believe," "anticipate," "estimate," "expect," "plan," "should," and "may" and other words and terms of similar meaning or use of future dates. Forward-looking statements are based on management's current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated are: our ability to attract, integrate, and retain key personnel; our ability to successfully undertake and complete clinical trials and the results from those trials for our product candidates; our ability to commercialize our products if approved by the FDA; the estimated markets for our product candidates and the acceptance thereof by any market; the ability of our product candidates to impact the quality of life of our target patient populations; risks relating to the results of research and development activities, including those from existing and new pipeline assets; uncertainties relating to preclinical and clinical testing; our need for substantial additional funds; the early stage of products under development; our dependence on third-party suppliers; market and other conditions; risks related to our growth strategy; patent and intellectual property matters; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; our ability to identify, acquire, close and integrate product candidates and companies successfully and on a timely basis; our ability to procure cGMP commercial-scale supply; government regulation; competition; as well as other risks described in our SEC filings. These risks have been and may be further impacted by Covid-19. Accordingly, these forward-looking statements do not constitute guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. Risks regarding our business are described in detail in our Securities and Exchange Commission (“SEC”) filings which are available on the SEC’s website at www.sec.gov, including in our Annual Report on Form 10-K for the year ended September 30, 2021, filed with the SEC on December 15, 2021 and updated by our subsequent filings with the SEC. These forward-looking statements speak only as of the date hereof, and we expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

Investor Relations for Citius Pharmaceuticals:

Ilanit Allen

Vice President, Investor Relations and Corporate Communications

T: 908-967-6677 x113

E: ir@citiuspharma.com